UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 1, 2021

                            FOURTH WAVE ENERGY, INC.
                 ---------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Nevada                    333-227286                467-4046237
     -------------------            ------------           -------------------
(State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                          Identification No.)

                         75 E Santa Clara St., 6th Floor
                               San Jose, CA 95113
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (818) 855-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

--------------------------------------------------------------------------------
       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company |X|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |X|

Item 2.03. Creation Of Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

     Between January 31, 2020 and September 30, 2020, the Company sold convertible notes in the principal amount of $164,000 to a group of private investors. The notes are unsecured, bear interest at 8% per year, and are due and payable on February 15, 2021. At the option of the holders, the notes can be converted into shares of the Company's common stock. The number of shares of the Company's common stock which will be issued upon any conversion will be determined by dividing the amount to be converted by $0.25. All of the notes have since been converted into shares of the Company's common stock.

     Between September 30, 2020 and February 3, 2021, the Company sold convertible notes in the principal amount of $375,000 to a group of private investors. The loans are unsecured, bear interest at 8% per year, and are due and payable at various dates in April 2021. At the option of the lenders the loans may be converted into shares of the Company's common stock. The number of shares of the Company's common stock which will be issued upon any conversion will be determined by dividing the amount to be converted by $0.10.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with sale of the notes described above. The persons who acquired the notes were sophisticated investors and were provided full information regarding the Company's operations. There was no general solicitation in connection with the sale of the notes. The persons who acquired the notes acquired them for their own accounts. The notes cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid in connection with the sale of the notes.

Item 3.02. Unregistered Sale of Equity Securities.

     On February 1, 2021 the Company sold 1,700,000 shares of its common stock to an unrelated third party for $204,000.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with sale of these shares. The person who acquired these shares was a sophisticated investor and was provided full information regarding the Company's operations. There was no general solicitation in connection with the sale of the shares. The person who acquired the shares acquired them for its own account. The shares cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid in connection with the sale of the shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2021
                                      FOURTH WAVE ENERGY, INC.

                                      By:  /s/ J. Jacob Isaacs
                                           -------------------------------
                                            J. Jacob Isaacs,
                                            Chief Executive Officer